Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): January 31st, 2000




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  5.  OTHER  EVENTS

       On  January  31,  2000,  pursuant  to  a  Stock Purchase Agreement dated
January 31, 2000 (the "Stock Purchase Agreement") by and among the Registrant ("Buyer"), Meridian Health Systems, Inc., (a Delaware Corporation) ("Seller"), the Registrant purchased 2,100,000 shares of Common Stock at
0.0001 par value, representing 51% of all the issued and outstanding shares of the "Seller" in exchange for assumption of debt and future corporate funding and management.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  A   -   Stock  Purchase  Agreement,  dated  as  of  January  31, 2000, by and among the Registrant, and Meridian Health Systems, Inc.
                 a  Delaware  Corporation.

Exhibit  B   -   Written  Consent  of  the  Directors  of  The  Registrant
                 authorizing  the  Stock  Purchase.

Exhibit  C   -   Written  Consent  of  the Directors of Meridian Health Systems,
                 Inc.,  authorizing  the  Stock  Sale.

Exhibit  D   -   Form  of  Press  Release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Meridian  Holdings,  inc.
                                       (Registrant)

Date:  January 31, 2000                 By:/s/  Anthony  C.  Dike
                                      -----------------------------------------
                                           Anthony  C.  Dike
                                           (Chairman, Chief Executive Officer,
                                            and Secretary)






































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                                    EXHIBIT A


                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement is made and entered into this 31st day of January 2000 between Meridian Health Systems Inc., ("Seller") a Delaware Corporation and Meridian Holdings, Inc. ("Purchaser") a Colorado Corporation

     Whereas Seller is a Managed Healthcare Organization and a State of of Delaware Corporation with 100,000,000 shares (0.0001 par value) of Common Stock authorized, and 2,017,647 shares issued and outstanding.

Whereas Seller wishes to sell and Purchaser wishes to purchase said shares; Now, therefore, for good and valuable consideration of the mutual covenants set forth herein, it is agreed as follows:

Purchase  Price
---------------

     Seller will convey and transfer at closing to Purchaser 2,100,000 shares Of Common Stock (0.0001 par value) of Meridian Health Systems, Inc. in exchange for the following:

  (i) Provision of future corporate financing to the company and other necessary support in regards to the company's business development

  (iii)  Purchaser   will   assume   the   following   debts   of  the  Seller :
         a). Debt owed to Los Angeles Community Development Bank in. the amount of $59,572.28.
         b). Debt owed to First Professional Bank, in the amount of $11,507.11

Title  to  Stock
----------------

     On the day of closing, the Seller will be the owner of the aforesaid shares and shall have full right and authority to convey all 2,100,000 shares (0.0001 par value) and such shares will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed.

Specifically, there are no beneficial owners of such shares or any interest in or to any such shares other than the Seller. Upon surrender of the shares to Purchaser for the consideration set forth herein, the Purchaser shall be deemed to have obtained good and merchantable title to said shares as well as a Majority Shareholder of Meridian Health Systems, Inc., which will now become a subsidiary of Meridian Holdings, Inc.

Closing
-------

     Closing shall take place on January 31st, 2000 at 900 Wilshire Blvd., Suite 500, Los Angeles, CA 90017.

Expenses
--------

     The Seller shall pay its own fees and expenses incurred in connection with the proposed sale of shares, and all fees and expenses incurred by the Purchaser in connection with the proposed sale of the shares shall be paid by the Purchaser.

Parties  in  Interest
---------------------

     The terms and conditions of this agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

Governing  Law
--------------

     This Agreement shall be construed and enforced in accordance with the laws of the state of California.


Purchaser                                   Seller
Meridian Holdings  Inc.                     Meridian Health Systems, Inc.

/s/  Anthony  C.  Dike                         /s/  Dennis Youkstetter
--------------------------                 ---------------------------------
     Anthony  C.  Dike, MD                      Dennis Youkstetter
     Chairman/CEO                                   President/CEO


                                        3
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                                    EXHIBIT B

                                 WRITTEN CONSENT

                               OF THE DIRECTORS OF

                             MERIDIAN HOLDINGS, INC.
                             A Colorado corporation


Pursuant to the authority of Section 7-108 of the Colorado Business Corporation Act, the undersigned, being the Board of Director of Meridian Holdings, Inc., a Colorado corporation, does hereby adopt the following recitals and resolutions:


1.     Stock  Purchase  Agreement

     WHEREAS, it has been deemed in the best interests of this corporation to purchase 2,100,000 shares of Common Stock at 0.0001 par value of Meridian Health Systems, Inc ("Seller") a Delaware Corporation, pursuant to a Stock Purchase Agreement (the "Agreement") by and between this corporation and Seller; and

WHEREAS, there has been provided to the Board of Directors, a form of the Agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

NOW THEREFORE BE IT RESOLVED, that the Agreement attached hereto as Exhibit A and provided to the Board of Directors, pursuant to which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and deliver to the corporation 2,100,000 shares of Common Stock at
0.0001  par  value  of  Meridian  Health  Systems, Inc.,  a Delaware Corporation
(ii) In consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Stock, this corporation will assumed all the obligations and liabilities of the Seller as defined in the Stock Purchase Agreement subtitle "Purchase Price" (attached hereto as "Exhibit A" and
                      ----------------
incorporated   herein  by  reference)

RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is a party, each In substantially the form of the drafts of such documents presented to the Board of Directors but with such change therein or amendments thereto as any Officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

2.     General  Authority

RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.


Dated January 31, 2000


                                   /s/  Anthony  C.  Dike
                                   -------------------------------
                                   Anthony  C.  Dike, Chairman/CEO

                                  /s/ Philip Falese
                                  --------------------------------
                                   Philip Falese, Chief Financial Officer

                                  /s/ James Truher
                                  --------------------------------
                                   James Truher, Director

                                  /s/ Scott Wellman
                                  --------------------------------
                                   Scott Wellman, Director

                                  /s/ James Kyle 11
                                  --------------------------------
                                   James Kyle 11, Director

                                  /s/ Marcellina Offoha
                                  --------------------------------
                                   Marcellina Offoha, Director

                                        4
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                                    Exhibit C

                                 WRITTEN CONSENT

                               OF THE DIRECTORS OF

                           MERIDIAN HEALTH SYSTEMS, INC.
                            a  Delaware Corporation

Pursuant to the authority of Section 141 (f) of the Delaware General Corporations Law, the undersigned, being the Directors of Meridian Health
Systems, Inc., a Delaware corporation, does hereby adopt the following recitals and resolutions:

3.   Stock  Purchase  Agreement

     WHEREAS, it has been deemed in the best interests of this corporation to Sell 2,100,000 shares of its Common Stock at 0.0001 par value pursuant to a Stock Purchase Agreement (the "Agreement") by and between this corporation and Meridian Holdings, Inc. (the "Purchaser") a Colorado Corporation; and

     WHEREAS, there has been provided to the Board of Directors, a form of the Agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

     NOW THEREFORE BE IT RESOLVED, that the Agreement attached hereto as Exhibit A and provided to the Directors, pursuant to which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and deliver to the corporation 2,100,000 shares of Common Stock at 0.0001 par value of the Corporation to Meridian Holdings, Inc. (ii) In consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Stock, this Meridian Holdings, Inc., will assumed all the obligations and
Liabilities of the Seller as defined in the Stock Purchase Agreement subtitle "Purchase Price" (attached hereto as "Exhibit A" and incorporated
         ----------------
 herein  by  reference)

     RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is party, each in substantially the form of the drafts of such documents presented to the Sole Director but with such change therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

1.   General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

Dated January 31, 2000


                                    /s/  Dennis Youkstetter
                                   ---------------------------------------
                                         Dennis Youkstetter
                                         President and Chief Executive Officer






















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                                    EXHIBIT D

                              FORM OF PRESS RELEASE

                            MERIDIAN  HOLDINGS,  INC.


COMPANY  PRESS  RELEASE


MERIDIAN  HOLDINGS  ANNOUNCES  THE  ACQUISITION OF 51% OF MERIDIAN HEALTH
SYSTEMS INC.

Los  Angeles,  Calif.  --Anthony  C.  Dike,  MD,  chairman  and chief executive
Officer  of  Meridian  Holdings,  Inc.  (OTC   Bulletin   Board:   MEHO),  today
announced the company's acquisition of a 51% interest in Meridian Health Systems, Inc. (Inglewood), a Delaware Corporation. As provided by the stock Purchase agreement, Meridian Health Systems, Inc. will become a subsidiary of Meridian Holdings, Inc.

      Dennis Youkstetter, who has been active in managed health care in southern California for nearly 20 years, will remain as president and CEO of Meridian Health Systems, Inc. Throughout his distinguished career, Youkstetter has organized and managed a variety of health plans, participating in the organization of Care America, Blue Shield and Viva Health plans in the early 1980s. He was also Instrumental in the licensing of Loma Linda University Health Plan, the first tertiary medical school/hospital group- sponsored health plan in Calif.; and Care1st Health Plan, one of the health plans that provide managed care services in Los Angeles to those eligible for Medi-Cal. He served as the latter organization's first president and CEO.

      Youkstetter, who has an MBA and a PHD in organization theory from Columbia University, has worked toward the establishment of Medicare and Medicaid managed health programs in a number of states. In 1990, Youkstetter, then vice president of marketing at Queen of Angeles-Hollywood Presbyterian Medical Center, was an active member of the team responsible for the successful repositioning and revitalization of the medical center.

       "Dennis is an exceptionally knowledgeable professional. With the acquisition of Meridian Health Systems, Inc., we look forward to rapid and synergistic development of Meridian's managed care business unit," said Dike. He said that development of new business in this area is expected to include, But will not be limited to, management of outpatient ambulatory care facilities and direct Medicare contracting with Health Care Finance Administration and other employer groups, initially in southern California.

About Meridian Holdings, Inc.

Meridian Holdings, Inc. is an acquisition-oriented holding company focused on Building a portfolio of business-to-business companies. Meridian seeks to Acquire Majority or controlling interests in companies engaged in e-commerce, e-communications, and e-business services, which will allow the holding company to actively participate in management, operations and finances. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise and synergistic business opportunity. Meridian is committed to building shareholder value by positioning affiliated companies as independent business
entities   in  which Meridian  shareholders  enjoy equity participation.  Visit
Meridian's web  site at www.meho.com

                                      ####

FOR  FURTHER  INFORMATION  REGARDING  THE  COMPANY,  CONTACT:

MERIDIAN  HOLDINGS,  INC.                       Jordan  Richards and Associates.
CONTACT:  ANTHONY  C.  DIKE                     CONTACT:  Madeleine Franco
    Tel:  213-627-8878                             Tel:  801-463-0300
 E-MAIL:  ACDIKE@MEHO.COM                       E-MAIL:  MADFRANCO@AOL.COM

NOTE: Statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange of 1934 and are made Subject to the safe harbor provisions of the Private Securities Litigation Re-Form Act of 1995.Editors and investors are cautioned that such forward-looking statements, including but not limited to statements about expected future events and/or financial results, invoke risk and uncertainties and that actual future events and/or the company's actual results may differ materially from such forward-looking statements. Such risks and uncertainties include but are not limited to the company's ability to develop new business in the area of managed care, its ability to attract and retain key personnel, its ability to finance its plans for growth, general economic conditions and other factors discussed in such forward-looking statements and/or the company's periodic filings with the Securities and Exchange Commission.
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